UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2009

Ambassadors International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1071 Camelback Street Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 759-5900

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On May 1, 2009, Ambassadors International, Inc. (the “Company”) and its wholly-owned subsidiary, Ambassadors Marine Group, LLC (“AMG”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Bellwether Financial Group, Inc., a Delaware corporation (the “Buyer”), which is an affiliate of Joseph Ueberroth, former President, Chief Executive Officer and a member of the board of directors of the Company.

Pursuant to the terms of the Purchase Agreement, the Buyer will acquire all of the issued and outstanding membership interests of AMG from the Company. In addition, pursuant to the terms of the Purchase Agreement, the Company retained the right to solicit superior proposals to acquire AMG until May 22, 2009. A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the press release announcing the Purchase Agreement is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The Purchase Agreement also contains customary representations, warranties, covenants and indemnities.

The Company intends to use the proceeds from the closing to make interest payments on the Company’s 3.75% senior convertible notes to cure our outstanding default.

The foregoing summary of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as an exhibit to this report. The Purchase Agreement contains certain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise. The Purchase Agreement is not intended as a document for investors to obtain factual information about the current state of affairs of the parties to the agreement. Rather, investors should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Membership Interest Purchase Agreement, dated May 1, 2009, by and among Ambassadors International, Inc., Ambassadors Marine Group, LLC and Bellwether Financial Group, Inc.

99.1	Press release dated May 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: May 7, 2009

By: /s/ Mark T. Detillion
Mark T. Detillion
Chief Financial Officer

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

10.1	Membership Interest Purchase Agreement, dated May 1, 2009, by and among Ambassadors International, Inc., Ambassadors Marine Group, LLC and Bellwether Financial Group, Inc.

99.1	Press release dated May 5, 2009.